Debt securities in issue	6 Months Ended
Jun. 30, 2024
Debt securities in issue [Abstract]
Debt securities in issue
10 Debt securities in issue
Debt securities in issue relates to debentures and other issued debt securities with either fixed interest rates or interest rates based on floating interest rate levels, except for subordinated items. Debt securities in issue does not include debt securities presented as Financial liabilities at fair value through profit or loss. ING Group does not have debt securities that are issued on terms other than those available in the normal course of business.

Changes in debt securities in issue
in EUR million	30 June 2024	31 December 2023
Opening balance as at 1 January	124,670	95,918
Additions	65,628	116,436
Redemptions / Disposals	-50,636	-90,574
Amortisation	562	764
Other	29	502
Changes in unrealised revaluations	-849	2,680
Foreign exchange movement	1,771	-1,057
Closing balance	141,175	124,670